Fees Summary	Aug. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,109,375.00
Previously Paid Amount	843.71
Total Fee Amount	1,396.11
Total Offset Amount	0.00
Net Fee	$ 552.40